UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2005

VALERO L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16417 Commission File Number	74-2956831 (IRS Employee Identification No.)

One Valero Way San Antonio, Texas (Address of principal executive offices)	78249 (Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Item 8.01	REGULATION FD DISCLOSURE

The Partnership is furnishing herewith certain information being presented to analysts and investors at the Coalition of Publicly Traded Partnerships’ Master Limited Partnership Conference in New York, New York, on March 1, 2005. The presentation is set forth in Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
99.1	Presentation by Valero L.P. (the “Partnership”) March 1, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

By:	Riverwalk Logistics, L.P.
its general partner

By:	Valero GP, LLC
its general partner

Date: March 1, 2005	By:	/s/ Bradley C. Barron
	Name:	Bradley C. Barron
	Title:	Corporate Secretary

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EXHIBIT INDEX

Number	Exhibit
99.1	Presentation by Valero L.P. (the “Partnership”) on March 1, 2005.

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Exhibit 99.1

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